                                                                   EXHIBIT 10.52


                              AGREEMENT OF LEASE

                                    BETWEEN

                                 THE ESTATE OF
                           JAMES CAMPBELL, DECEASED

                                   LANDLORD

                                      AND


                         UNITED STATIONERS SUPPLY CO.
               -------------------------------------------------

                                    TENANT


                       SOUTHCENTER SOUTH INDUSTRIAL PARK

                        BUILDING 255 WAREHOUSE BUILDING

                              TUKWILA, WASHINGTON

     AGREEMENT OF LEASE MADE as of 5th day of January, 1994 between The
                                   ----       -------    --
Estate of James Campbell, Deceased (the "Landlord") and UNITED STATIONERS
                                                        -------------------
SUPPLY CO. (the "Tenant"), having its address at 2200 East Golf Road, Des
- ----------                                       ------------------------
Plaines, IL 60016-1267.
- -----------------------

                                 R E C I T A L
                                 -------------

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Premises, for the Term, commencing on the Commencement Date, subject to the terms, covenants, conditions and provisions of this Lease.

     1.  DEFINITIONS. Whenever used in this Lease, the following terms shall
         -----------
have the meanings indicated below.

         1.1  Additional Rent.  The Common Area Rent, Tax Rent, and all other
              ---------------
amounts, except Fixed Rent, payable by Tenant under this Lease.

         1.2  Broker. None.
              ------  ----

         1.3  Building. The improvements known as Building 255 (the "Building")
              --------                            ------------
located at 18351 Cascade Avenue South, Tukwila, WA 98188 and consisting of
           ---------------------------------------------
approximately 103,237 square feet as shown on Exhibit A, plus the underlying
              -------
land described in Exhibit B (Building Parcel) and any other parcels of land at any time designated by Landlord to be added thereto (but only so long as such designation remains unrevoked) which are, or are to be, used for or in conjunction with the Building, including, but not limited to, parking areas, landscaping and all improvements to any such parcels.

         1.4  Commencement Date. April 1, 1994 or the date determined as
              -----------------  -------------
provided in Section 2.2.

         1.5  Fixed Rent. $20,648.00 per month for each month of the Term.
              ----------   ---------

         1.6  Floor Loading Limit. 250 pounds per square foot average areal
              --------------------
storage load on the slab.

         1.7  Governmental Authority. The United States, the State of
              ----------------------
Washington, and any political subdivision thereof or any local public or quasi-public authority, agency, department, commission, board, bureau or instrumentality of any of them including, with respect to matters pertaining to insurance, rating bureaus or insurance carriers to the extent they have power to impose conditions on the issuance of policies or the coverage thereof.

         1.8  Governmental Requirements. Any law, ordinance, code, order, rule
              -------------------------
or regulation of any Governmental Authority.

         1.9  Landlord. The party named as Landlord herein until a sale,
              --------
transfer or lease, and thereafter the Person or Persons, collectively, who shall, for the time being, be liable for the obligations of Landlord under the provisions of Section 6.3 of this Lease.

         1.10  Necessary Approvals. Any permit, license, certificate or approval
               -------------------
or other evidence of compliance with any Governmental Requirements necessary to the lawful occupancy of the Premises and the issuance of the insurance required to be carried hereunder for the Permitted Uses.

         1.11  Notice Address.
               --------------

     Landlord:                         The Estate of James Campbell
                                       Director, Mainland Operations/West
                                       425 California Street, Suite 1000
                                       San Francisco, California 94104

     With copy to Managing Agent:      Collier's Real Estate Services, Inc.
                                       800 Fifth Avenue, Suite 3930
                                       Seattle, Washington 98104

         1.12  Office Park. Southcenter South Industrial Park as legally
               -----------
described in the Protective Covenants.

         1.13  Permitted Uses. Office and warehouse but specifically
               --------------
excluding public warehousing, truck terminals, custom houses and container terminals.

         1.14  Person. A natural person, firm, partnership, association or
               ------
corporation, as the case may be.

         1.15  Premises. Space in the Building consisting of approximately
               --------
73,741 square feet as shown on Exhibit A.
- ------

         1.16  Protective Covenants. Declaration of Protective Covenants
               --------------------
for the Southcenter South Industrial Park, as may from time to time be amended, recorded in the official records of King County, Washington.

         1.17  Rent. The Fixed Rent and the Additional Rent.
               ----

         1.18  Security Deposit. None.
               ----------------  -----

         1.19  Tenant's Pro Rata Share. 71.43 percent.
               -----------------------  -----

         1.20  Term. Three (3) years.
               ----  ---------------


         1.21  Common Areas. As defined in Section 4.1.
               ------------
Exhibit A  -  Floor Plan of Premises

Exhibit B  -  Building Parcel

Exhibit C  -  Tenant Improvements

Exhibit D  -  Right of First Refusal

     2.  CONSTRUCTION--COMMENCEMENT DATE.
         -------------------------------

         Section 2.1  Landlord's Work.
                      ---------------

         2.1.1 Landlord shall perform certain work in preparing the Premises for occupancy by Tenant all as set forth in Exhibit C and in this section ("Tenant Improvements"). Landlord's approval of the plans, specifications and working drawings for Tenant Improvements shall create no responsibility or liability on Landlord's part for their completeness, design sufficiency or compliance with Governmental Requirements.

         2.1.2 If Tenant desires improvements beyond the Tenant Improvements set forth in Exhibit C, and Landlord and Tenant agree as to further additional work, Tenant shall, within five (5) days after written demand, pay to Landlord as Additional Rent, the agreed upon cost and expense to Landlord of supplying and installing such additional work, materials and installations (including sales tax and design fees), plus ten (10%) percent of such cost and expense for Landlord's overhead, less a credit equal to the cost to Landlord of materials specified in Exhibit C (if any) for which substitutes were installed at Tenant's request.

         2.1.3 Landlord shall construct the Tenant Improvements, provided, however, that Landlord shall have the right on an on-going basis to make any changes required by any Governmental Authority. Said work shall be performed by Landlord only once, it being understood that Landlord's obligation to perform the work with respect to Tenant Improvements is a single, non-recurring obligation.

         2.1.4 Landlord shall give Tenant ten (10) days' written notice of the anticipated date of substantial completion of the Tenant Improvements, and Tenant shall have the right during said ten-day period to enter into the Premises for the purpose of installing its property and equipment and preparing the Premises for its occupancy, provided that (a) neither Tenant nor its agents or employees shall interfere with any work being done by Landlord and its agents and employees in any part of the Building, (b) Tenant shall comply with any reasonable work schedule, rules and regulations proposed by Landlord, its agents or employees, (c) the labor employed by Tenant shall be harmonious and compatible with the labor employed by Landlord in the Building, it being agreed that if in Landlord's judgment the labor is incompatible Tenant shall forthwith upon Landlord's demand withdraw such labor from the Premises, (d) Tenant shall procure and deliver to Landlord insurance as provided herein, (e) Tenant shall hold Landlord harmless from and against any and all claims arising from or in connection with any act or omission of Tenant or its agents or employees, (f) Tenant, at Tenant's expense, shall comply with all Governmental Requirements, which shall impose any duty upon Landlord or Tenant with respect to the use, occupancy or alteration of the Premises, including the requirement, if any, to obtain building permits for Tenant's installation, copies of which permits shall be delivered prior to commencement of Tenant's installation; and (g) all the terms, provisions and agreements of this Lease shall apply to said occupancy except for the obligation to pay Rent.

         Section 2.2  Commencement Date.
                      -----------------

         2.2.1 The Commencement Date for all purposes under this Lease shall be the earlier of the fixed Commencement Date set forth in Section 1 or the date that Landlord notifies Tenant in writing that it has substantially completed the Tenant Improvements. Within ten (10) days after the Commencement Date specified in Landlord's notice, Landlord's representative and Tenant's representative shall jointly examine the Premises and shall compile a list of any remaining items of work which Landlord may be obligated to complete (said remaining items being hereinafter referred to as "punch list items"). The taking of possession of the Premises by Tenant shall be deemed an acceptance of the Premises, but Landlord shall thereafter proceed expeditiously to complete the punch list items.

         2.2.2 Tenant waives any damages which may result from any delay in the substantial completion of the work described in Section 2.1 or delivery of possession of the Premises. If Tenant takes possession of the Premises prior to the Commencement Date, Tenant's obligation to pay Rent hereunder and to observe and perform all other conditions and agreements hereunder with respect to the Premises shall commence on such earlier date of taking possession of the Premises. Notwithstanding the foregoing, Tenant shall not take possession of the Premises prior to the Commencement Date without Landlord's written permission.

         2.2.3 In the event that substantial completion of the Tenant Improvements is delayed by reason of delays caused or occasioned by Tenant, this Lease shall commence on the date that this Lease would have commenced had not the completion of Tenant Improvements been so delayed by the Tenant, as reasonably determined by Landlord.

         2.2.4 The Tenant Improvements shall be deemed to have been substantially completed (even though other work in and around the Building or Office Park may not be completed and decorating or other minor details or adjustments may not then have been completed) when a temporary or permanent certificate of occupancy has been issued and parking is available. The taking of possession of the Premises by Tenant shall be deemed an acceptance of the Premises and substantial completion by Landlord of the Tenant Improvements. Nothing herein contained shall be construed to release Landlord from its obligations to complete the punchlist items.

         2.2.5 Upon substantial completion of the Premises, Tenant and Landlord shall promptly execute an instrument confirming the dates of commencement and expiration of the Lease Term for the Premises.

         Section 2.3  Building Under Construction. Landlord and Tenant
                      ---------------------------
acknowledge that the Building or Tenant Improvements may presently be under or is expected soon to be under construction and in the event the Building or the Tenant Improvements with respect to the Premises are not substantially completed within six (6) months after the fixed Commencement Date set forth in
Section 1 ("Final Completion Date"), then Tenant may, as Tenant's sole and exclusive remedy for such failure to substantially complete the Building, or the Tenant Improvements, cancel and terminate this Lease by written notice to Landlord. The Final Completion Date shall be deemed extended by the matters set forth in Section 10.9 and by any delays created or caused by Tenant.

         Section 2.4  Ownership of Improvements. Except for Tenant's trade
                      -------------------------
fixtures, racks, conveyors, equipment and personal property, all installations, alterations, additions, improvements, fixtures and other property which are now or at any time hereafter attached to, or located upon the Premises, made or installed by either party, including all pipes, ducts, conduits, wiring, paneling, decorations, partitions, railings, mezzanine floors, galleries and the like, shall be and remain the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the expiration or sooner termination of the Term. None of the foregoing shall be deemed to include any of Tenant's furniture and personal property which is removable without damage to the Premises.

     3.  RENT.
         ----

         Section 3.1  Payment. All Rent shall be paid in lawful money of the
                      -------
United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, at the address of Landlord set forth in this Lease or at such other place as Landlord in writing may designate, without any set-off or deduction whatsoever and without any prior demand therefor.

         Section 3.2  Fixed Rent. Tenant shall pay the annual Fixed Rent in
                      ----------
equal monthly installments in advance on the first day of each calendar month included in the Term.

         Section 3.3  Tax Rent.
                      --------

         3.3.1   Definitions. In addition to the Fixed Rent, Tenant shall pay to
                 -----------
Landlord, Tenant's Pro Rata share of Real Property Taxes (sometimes referred to herein as Tax Rent), utilizing the following definitions:

                (a) "Real Property Taxes" shall mean real and personal property taxes, LID's, assessments, and other governmental impositions and charges of every kind and nature, now or hereafter imposed, including surcharges with respect thereto, which may during the Term of this Lease be levied, assessed, imposed, or otherwise become due and payable with respect to the Building, including Tenant Improvements, and including the Building Parcel and all improvements, fixtures, and equipment thereon, or the use, occupancy or possession thereof; taxes on Property of Tenant (as described in subsection
3.3.4 which have not been paid by Tenant directly to the taxing authority; costs and expenses, including costs of appraisers, attorneys and consultants incurred in negotiating, reviewing or appealing any taxes; and any taxes levied or assessed in addition to, in lieu of, or as a substitute for, in whole or part, taxes now levied or assessed or any other tax upon owning, leasing or rents receivable by Landlord from the Building, but not including any federal or state income tax imposed on Landlord.

                (b) "Calendar Year" shall mean the twelve-month period commencing January 1 and ending December 31.

                (c) "Tenant's Share of Real Property Taxes" shall mean the amount of Real Property Taxes payable during any Calendar Year by Landlord multiplied by Tenant's Pro Rata Share.

         3.3.2  Additional Rent for Estimated Tenant's Share of Real Property
                -------------------------------------------------------------
Taxes. Prior to the commencement of each Calendar Year or portion thereof, or as
- -----
soon thereafter as practicable, Landlord shall furnish Tenant with a written statement setting forth the estimate of Tenant's Share of Real Property Taxes for such Calendar Year. One-twelfth (1/12) of such amount shall be Additional Rent payable by Tenant with installments of Fixed Rent.

         3.3.3  Actual Real Property Taxes. Within ninety (90) days after the
                --------------------------
close of each Calendar Year or portion thereof, or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth the Tenant's Share of Real Property Taxes during the preceding Calendar Year. If Tenant's Share of Real Property Taxes for any Calendar Year exceeds the estimated Tenant's Share of Real Property Taxes determined as provided in the preceding subsection 3.3.2, Tenant shall pay the amount of such excess to Landlord as added Additional Rent within thirty (30) days after receipt of such statement by Tenant. If such statement shows such amount to be less than the amount paid by Tenant to Landlord pursuant to the preceding subsection 3.3.2, then the amount of such overpayment shall be credited by Landlord to the next due Rent payable by Tenant, or immediately refunded to Tenant if the Lease has expired or otherwise terminated in accordance with the terms of the Lease, except by reason of Tenant's default.

         3.3.4  Personal Property Taxes. Tenant shall pay, prior to
                -----------------------
delinquency, all Personal Property Taxes payable with respect to all Property of Tenant located on the Premises or the Building and promptly upon request of Landlord shall provide written proof of such payment. As used herein, "Property of Tenant" shall include all improvements, fixtures and equipment which are paid for or owned by Tenant. "Personal Property Taxes" shall include all property taxes assessed against the Property of Tenant, whether assessed as real or personal property.

         3.3.5  Real Property Tax Proceedings. In the event Landlord shall
                -----------------------------
obtain a tax refund as a result of Real Property Taxes reduction proceedings or other proceedings of similar nature, then Tenant shall, provided Tenant is not then in default, and after the final conclusion of all appeals or other remedies, be entitled to the net refund of Real Property Taxes obtained based upon Real Property Taxes paid by Tenant which is the subject of the refund. As used herein, the term "net refund" means the refund plus interest, if any, thereon, paid by the Governmental Authority less appraisal, engineering, expert testimony, attorney, printing and filing fees and all other costs and expenses of the proceeding. Tenant shall have the right to institute or participate in any such proceedings with the consent of Landlord.

         Section 3.4  Common Area Rent.
                      ----------------

         3.4.1  Definitions. In addition to the Fixed Rent, Tenant shall
                -----------
pay to Landlord as Additional Rent, Tenant's Pro Rata Share of Common Area Operating Costs (sometimes referred to herein as Common Area Rent), using the following definitions:

                (a) "Common Area Operating Costs" shall mean (1) the pro rata portion, allocated on the basis of the ratio which the area of the Building Parcel bears to the then area of the Office Park, of the expenses of the operation, maintenance and repair of the Common Areas of the Office Park in accordance with the Protective Covenants, (2) insurance premiums for insurance carried by Landlord on the Building or the Building Parcel, (3) the cost of landscape maintenance on the Building Parcel and periodic painting and repair of the exterior of the surface of the Building, and (4) all expenses paid or incurred by Landlord for maintaining, operating and repairing the Common Areas (as defined in (b) through (e) of Section 4.1), the Building and the Building Parcel and the equipment and personal property used in conjunction therewith, including, without limitation, the costs of compliance with Governmental Requirements, the costs of refuse collection, water, sewer, electricity, and other utilities services, supplies and cleaning services, services of independent contractors, compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with the operation, maintenance and repair of the Common Areas and its equipment, the maintenance and repair of parking areas, curbs, landscaping, lighting and outdoor facilities, licenses, permits and inspection fees, taxes, liability insurance for the Office Park including the Building, customary management fees, legal and accounting expenses and any other expense or charge whether or not hereinabove described which in accordance with generally accepted accounting and management practices would be considered an expense of maintaining, operating or repairing the Common Areas, the Building or the Building Parcel, excluding:

                     (1) Costs of any special services rendered to individual tenants (including Tenant) for which a special charge is made; and

                     (2) Real Property Taxes (as defined in Section 3.3 of this Lease).

                     (3)  Repairs required to be made by Landlord pursuant to
Section 6.1. See Rider attached.

                (b) "Calendar Year" shall mean the twelve-month period commencing January 1 and ending December 31.

                (c) "Actual Costs" shall mean the actual expenses paid or incurred by Landlord for Common Area Operating Costs during any Calendar Year of the term hereof.

                (d) "Actual Costs Allocable to the Premises" shall mean Actual Costs multiplied by Tenant's Pro Rata Share.

                (e) "Estimated Costs Allocable to the Premises" shall mean Landlord's estimate of Actual Costs Allocable to the Premises to be given by Landlord to Tenant pursuant to subsection 3.4.2 below.

         3.4.2  Additional Rent for Estimated Costs. Prior to the commencement
                -----------------------------------
of each Calendar Year or portion thereof, or as soon thereafter as practicable, Landlord shall furnish Tenant a written statement of the Estimated Costs Allocable to the Premises for such Calendar Year, and a calculation of the Additional Rent as follows: One-twelfth (1/12) of such amount shall be Additional Rent payable by Tenant with installments of Fixed Rent.

         3.4.3  Actual Costs. Within ninety (90) days after the close of each
                ------------
Calendar Year or portion thereof, or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth the Actual Costs Allocable to the Premises during the preceding Calendar Year. If such costs for any Calendar Year exceed Estimated Costs Allocable to the Premises paid by Tenant to Landlord pursuant to the preceding subsection 3.4.2, Tenant shall pay the amount of such excess to Landlord as Additional Rent within 30 days after receipt of such statement by Tenant. If such statement shows such costs to be less than the amount paid by Tenant to Landlord pursuant to the preceding subsection 3.4.2, then the amount of such overpayment by Tenant shall be credited by Landlord to the next succeeding installment of Rent payable by Tenant, or immediately refunded to Tenant if the Lease has expired and Tenant vacating, or if the Lease has otherwise terminated in accordance with the terms of the Lease, except for Tenant's default.

         Section 3.5  Determinations. The determination of Actual and Estimated
                      --------------
Costs Allocable to the Premises and Tenant's Share of Real Property Taxes shall be made by Landlord.

         Section 3.6  End of Term. If this Lease shall terminate on a day other
                      -----------
than the last day of a Calendar Year, the amount of any adjustment between Estimated and Actual Costs Allocable to the Premises and Tenant's Share of Real Property Taxes with respect to the Calendar Year in which such termination occurs shall be prorated on the basis which the number of days from commencement of such Calendar Year to and including such termination date bears to 365; and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within thirty (30) days after delivery by Landlord to Tenant of the statement of such adjustment with respect to such Lease Year, which statement should be provided to Tenant within ninety (90) days after Lease expiration.

         Section 3.7  Base Rent. Notwithstanding anything to the contrary in
                      ---------
this section, the Rent payable by Tenant shall in no event be less than the Fixed Rent.

         Section 3.8  Additional Rent. Unless another time shall be herein
                      ---------------
expressly provided, Additional Rent shall be due and payable on demand or together with the next succeeding installment of Fixed Rent, whichever shall first occur; and Landlord shall have the same remedies for failure to pay the Additional Rent as for a non-payment of Fixed Rent.

         Section 3.9  Rent for a Partial Month. For any portion of a calendar
                      ------------------------
month included at the beginning or end of the Term, Tenant shall pay 1/30th of each monthly installment of Rent for each day of such portion, payable in advance at the beginning of such portion.

         Section 3.10  Interest. From and after ten (10) days after the due date
                       --------
of any payment of Rent, interest shall accrue thereon at the rate of the lesser of 1-1/2% per month or the maximum rate permitted by law.

         Section 3.11  Sales Tax. Tenant shall pay any sales, use, occupancy,
                       ---------
value added (if the value added is not in lieu of Real Property Taxes as described in Section 3.3) or similar tax now or hereafter levied or imposed in connection with the Fixed or Additional Rent payable by Tenant, but not including any federal, state or local income tax imposed upon Landlord.

     4.  COMMON AREAS.
         ------------

         Section 4.1  Common Areas. Landlord hereby grants to Tenant a non-
                      ------------
exclusive license in common with Landlord and with others to use for the purposes permitted under this Lease: (a) the Common Areas of the Office Park as defined in the Protective Covenants for ingress and egress to the Premises, (b) the hallways, lobby, if any, and such public conveniences of the Building as may from time to time be designated by Landlord, (c) the parking lot and parking area serving the Building, (d) private streets and roads serving the Premises, and (e) any other areas or improvements in or around the Building or Building Parcel, including all exterior lighting, now or hereafter to be used in common by or for the common benefit of Landlord and the tenants of the Building or other buildings. The items set forth in (a) through (e) above are collectively referred to as "Common Areas." Notwithstanding any of the provisions herein contained, Landlord shall retain a nonexclusive right to the use of the Common Areas and all other parts of the Office Park exclusive of the Premises. No schedule, exhibit, sketch, plan, drawing, rendering, brochure, flyer, or the like shall be deemed to create a warranty, representation or agreement on the part of Landlord that the Office Park or the Building will be or will continue to be exactly as indicated thereon, and Landlord reserves the right to (i) increase, reduce or change the number, type, size, location, elevation, nature and use of any of the Common Areas in the Office Park, and
(ii) make changes, additions, alterations, or improvements in or to the Common Areas or the Office Park (including additional buildings), and (iii) dedicate all or any part of the Common Areas or the Office Park to any Governmental Authority having jurisdiction provided no such action shall prevent or interfere with Tenant's reasonable access to and use of the Premises. Tenant shall have no rights with respect to the land or improvements below the exterior floor slab level or above the interior surface of the ceiling of the Premises or air rights or any easements, in, on, about, below or above the Premises.

         Section 4.2  Parking. Tenant and its visitors, agents and employees
                      -------
shall be permitted to park in the parking lot serving the Building and located on the Building Parcel, and Tenant understands that 1) the attached Exhibit A represents that portion of the parking lot serving the Building allocated to Tenant for parking and access. Landlord agrees not to reduce or substantially change the parking areas for the Building as shown on Exhibit A and not to reduce the number of parking spaces currently available to Tenant and that the parking spaces shall not be reserved but on a first-in basis. Tenant and Tenant's visitors, agents and employees shall park their passenger vehicles, trucks or delivery vehicles only in the paved parking area serving the Building and located on the Building Parcel and not in any other parts of the Office Park, including any unpaved areas, railroad rights of way or easements or any fire lanes or corridors. In addition, Tenant shall not, at any time, park or permit the parking of any vehicles or visitor parking in any part of the parking areas which are restricted or designated as driveways, loading area, access areas, crosswalks, entrance areas, exit areas or in any other manner which would in any way restrict and/or hamper the flow of traffic. In utilizing parking areas and spaces, all Persons shall park at their own risk and it is specifically understood and agreed that the Landlord shall not be liable in any way for any injury to person or property or loss by theft or damage or otherwise of said vehicle(s) or the contents thereof or from any other cause whatsoever. Vehicles may be moved in order to permit Landlord to examine the parking areas and spaces and to make such repairs, replacements and improvements as Landlord may deem necessary and reasonably desirable in accordance with and subject to the terms, conditions and covenants of this Lease.

         4.2.1 Tenant agrees to use reasonable efforts to enforce all parking requirements imposed by any Governmental Authority. Landlord reserves the right to tow away any vehicle in violation of such Governmental Authority.

         4.2.2 Use of the Common Areas and all parts of the Office Park shall be subject to such reasonable rules and regulations including the right to allocate the number of spaces available to each tenant or occupant of the Building as Landlord may from time to time adopt on a uniform or nondiscriminatory basis, including the establishment of validation systems, barriers or gates, permits and stickers for parking and other systems as Landlord may, from time to time adopt. In the event of an allocation of parking spaces, Tenant shall be allocated Tenant's Pro Rata Share of the parking spaces serving the Building.

     5.  UTILITIES SERVICE.
         -----------------

         Section 5.1  Utilities. Tenant shall be solely responsible and shall
                      ---------
pay separately for all charges for fuel, heat, water, sewer service, refuse collection, gas, electricity, telephone and for all other utilities used or consumed in the Premises. It is understood that Landlord shall not be required to provide any services or utilities to Tenant, and Tenant shall make any necessary arrangements to have all of such services or utilities billed directly to and paid directly by Tenant.

         Section 5.2 Directory  If Landlord constructs a Building directory,
                     ---------
Tenant shall be allotted Tenant's Pro Rata Share of the available space on such directory.

     6.  LANDLORD'S ADDITIONAL COVENANTS.
         -------------------------------

         Section 6.1  Repairs by Landlord. Landlord shall make necessary
                      -------------------
repairs to the exterior foundations and roof of the Building, and the plumbing, electrical and other utility systems serving but which are located outside of the Premises, and shall make necessary structural repairs to the exterior walls of the Building (excluding, however, repairs to windows, doors, saddles and plate glass), and the load-bearing walls and load-bearing columns, if any, within the Premises, provided that Landlord shall not be obligated hereby to do any work required to be done because of any damage caused by any act, omission or negligence of Tenant and its invitees, licensees, their respective officers, agents and employees or their customers. Landlord shall not be required to commence any such repair until after notice from Tenant that the same is necessary, which notice, except in the case of an emergency, shall be in writing and shall allow Landlord ten (10) days in which to commence such repair. When necessary by reason of accident or other cause occurring in the Building or in the Premises or in order to make any repairs or alterations or improvements in or relating to the Building or the Premises, Landlord reserves the right to interrupt the supply of electricity, water and gas or any other utility and also to suspend the operation of the heating and air conditioning system, where there shall be one installed in the Building, until said repairs, alterations or improvements shall have been completed. There shall be no abatement in Rent because of any such interruption or suspension, however, Landlord shall pursue such work with reasonable continuity, diligence and dispatch and in such a manner as (consistent with good practice) to cause a minimum of interference with Tenant's use of the Premises. Landlord shall maintain the landscaping on the Building Parcel and periodically paint and repair the exterior surfaces of the Building and the cost thereof shall be a Common Area Operating Cost as set forth in Section 3.4. In addition, Landlord, at Landlord's discretion, may clean and maintain parking areas and entryways if the Tenant fails to keep such areas clean and in good condition, and the cost thereof shall be a Common Area Operating Cost as set forth in Section 3.4.

         Section 6.2  Quiet Enjoyment. Provided that no Event of Default is
                      ---------------
continuing after any notices required hereby, Landlord covenants that Tenant, shall peacefully and quietly have, hold and enjoy the Premises throughout the Term without hindrance, ejection or molestation by any Person lawfully claiming under Landlord, subject to the other terms and provisions of this Lease and to all mortgages and underlying leases of record to which this Lease is or may become subject and subordinate.

         Section 6.3  Landlord's Liability.
                      --------------------

         6.3.1 In the event of a sale or transfer of all or any portion of the Building or Building Parcel or an undivided interest therein, or in the event of the making of a lease of all or substantially all of the Building or Building Parcel (herein referred to as an "Overlease"), or in the event of a sale or transfer of the Landlord's fee or leasehold estate in any such Overlease, the grantor or transferor, as the case may be, shall thereafter be entirely relieved of all terms, covenants and obligations thereafter to be performed by Landlord under this Lease to the extent of the interest or portion so sold or transferred, provided that (a) any amount then due and payable to Tenant or for which Landlord or the then grantor or transferor would otherwise then be liable to pay to Tenant (it being understood that the owner of an undivided interest in the fee or any such Overlease shall be liable only for his or its proportionate share of such amount) shall be paid to Tenant (b) the interest of the grantor or transferor, as Landlord, in any funds then in the hands of Landlord or the then grantor or transferor, in which Tenant has an interest, shall be transferred to the then grantee or transferee and (c) written notice of such sale, transfer or Overlease, shall be delivered to Tenant and (d) the grantee or transferee shall assume in writing the obligations of Landlord hereunder. Upon the termination of any such Overlease, the lessor thereunder shall become and remain liable as Landlord hereunder only so long as there shall not be made another such Overlease.

         6.3.2 Tenant agrees that it shall look solely to the estate and property of Landlord in the land and buildings comprising the Building and Building Parcel (subject to prior rights, if any, of holders of superior interests) for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed or performed by Landlord; and no other assets of Landlord or any Person having any interest in Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies.

         6.3.3 Any liability which may arise as a consequence of the execution of this Lease by or on behalf of the Landlord shall be a liability of the Estate of James Campbell and not the personal liability of any trustee, corporate officer of a trustee or employee of the Estate of James Campbell.

     7.  TENANT'S ADDITIONAL COVENANTS.
         -----------------------------

         Section 7.1  Affirmative Covenants. Tenant covenants, at its expense,
                      ---------------------
at all times during the Term:

         7.1.1 To use the Premises only for the Permitted Use and for no other purpose and in no event shall Tenant permit the use of the Premises in violation of any Governmental Requirements, in violation of any covenants and restrictions affecting the Building and Building Parcel, including those set forth in the Protective Covenants, or for any unlawful, or noxious or offensive purpose or in such a manner as to constitute a nuisance.

         7.1.2 To (a) store all trash and refuse in appropriate sealed and covered containers either within the Building or in a concealed location designated by Landlord and shall attend to the regular disposal and removal thereof, (b) receive all deliveries, load and unload goods, merchandise, supplies, fixtures, equipment, furniture and rubbish only through proper service doors, and loading docks serving the Building, but in no event through the main front entrance thereof, and (c) not change the exterior colors or architectural treatment of the Premises or make any alterations or changes to the exterior of the Building, or the grading, planting or landscaping of the exterior of the Premises without Landlord's prior written approval. In addition, there shall be no outside storage of any kind permitted without Landlord's written consent.

         7.1.3 Except for repairs required to be made by Landlord, Tenant shall take good care of the Premises and, at Tenant's sole cost and expense, shall make all improvements, repairs and replacements, interior and exterior, structural or nonstructural, foreseen or unforeseen as and when needed to preserve the Premises in good working order and condition. Without affecting or limiting Tenant's obligations set forth in this preceding sentence, Tenant, at Tenant's sole cost and expense, shall provide (a) maintenance and repair of the electrical, heating, plumbing, elevators, sprinkler and air conditioning systems in the Premises; (b) generally keep and maintain the Premises, both interior and exterior, in good repair and condition; (c) repair and maintain all exterior and interior doors, windows, partitions, lighting, glass, floor surfaces and entry ways. Tenant specifically acknowledges that the floor loading limit within the Premises is as set forth in Section 1, and Tenant agrees not to load the floor in excess of such limit. Before installing any heavy equipment or fixtures in the Premises, Tenant shall submit the plans and specifications therefor to Landlord for approval. Tenant shall at all times during the term of this Lease, keep and maintain in full force and effect maintenance and repair contracts for the benefit of Landlord and Tenant, providing for the service, maintenance, and repair of the heating, ventilating and air conditioning, elevators and sprinkler systems of the Premises.

         7.1.4 To make all repairs, alterations, additions or replacements to the Premises, including appurtenances, equipment, interior and exterior facilities and fixtures related thereto, including any protective bollards located on the Building Parcel, arising out of Tenant's use or occupancy of the Premises or necessary to satisfy any Governmental Requirement; to keep the Premises equipped with all safety appliances so required because of such use or occupancy; and otherwise to comply with the orders and regulations of any Governmental Authority except that Tenant shall not be under any obligation to comply with any Governmental Requirement requiring any alteration of or addition to the Premises unless such alteration or addition is required because of a condition created by Tenant. Tenant acknowledges that Landlord may be required or may desire to subdivide or plat the Building Parcel and grant easements thereon, and Tenant agrees to consent to or join in such documents to the extent reasonably required by Landlord.

         7.1.5 To pay promptly when due the entire cost of any work to the Premises, including equipment, facilities and fixtures therein, undertaken by Tenant, so that the Premises and the Building shall, at all times, be free of liens for labor and materials; to procure all Necessary Approvals before undertaking such work; to do all such work in a good and workmanlike manner acceptable to Landlord, employing materials of good quality; to perform such work in such manner as to insure proper maintenance of good and harmonious labor relationships; and to comply with any Governmental Requirements relating thereto.

         7.1.6 To indemnify and save Landlord harmless of and from all loss, cost liability, damage and expense, including, but not limited to, attorneys' fees, penalties and fines, incurred in connection with or arising from (a) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, or (b) the use or occupancy or manner of use or occupancy of the Premises, the Building, the Building Parcel or Office Park by Tenant or any Person claiming through or under Tenant, or (c) acts, omissions or negligence of Tenant or any such Person claiming through or under Tenant, or the contractors, agents, servants, employees, visitors or licensees of Tenant or any Person claiming through or under Tenant, in or about the Premises either prior to or during the Term or any holdover period or renewal period thereafter, or (d) any claims by any Persons, by reason of injury to Persons or damage to property occasioned by any use, occupancy, act, omission or negligence referred to herein.

        7.1.7 To maintain with responsible companies approved by Landlord with a Best's Insurance Guide rating of not less than A+15 (a) commercial general liability insurance, with contractual liability endorsement covering the matters set forth in subsections 7.1.6(b), (c) and (d) above, with a Combined Single Limit per occurrence in an amount not less than $1,000,000 which insurance shall name Landlord and its agents as an additional insured; (b) fire insurance, with extended coverage, vandalism, malicious mischief and sprinkler leakage endorsements covering all fixtures and equipment, stock in trade, furniture, furnishings, improvements or betterments installed or made by Tenant in, on or about the Premises to the extent of at least 100% of their replacement value, without deduction for depreciation, but in any event in an amount sufficient to prevent Tenant from becoming a co-insurer under provisions of applicable policies. Tenant's insurance shall be in form satisfactory to Landlord and shall provide that it shall not be subject to cancellation, termination or material change, nor shall the policies therefor be surrendered for termination except after at least thirty (30) days' prior written notice to Landlord and, upon Landlord's request, to any mortgagee of Landlord. All policies required pursuant to this paragraph or duly executed certificates for such policies shall be deposited with Landlord not less than ten (10) days prior to the day Tenant is expected to take occupancy and upon renewals of said policies not less than fifteen (15) days prior to the expiration of the term of such coverage. Landlord shall maintain, with insurance companies qualified to do business in the State of Washington, all risk property insurance with extended coverage, vandalism, malicious mischief, sprinkler leakage, rental insurance and such other additional coverages as are carried by prudent operators of similar property (including other similar properties owned by Landlord) and in such amounts and with such deductibles as Landlord deems appropriate, but at least to the extent of 80% of the replacement cost of the Building or, if Landlord shall so elect, Landlord may self insure in whole or part any of the foregoing coverages. The premiums for said policy, or, if the policy is part of a blanket policy, the amount of the premium (including any amount for the waiver of subrogation set forth below) allocable to the Building, shall be a Common Area Operating Cost as set forth in Section 3.4. The proceeds of said insurance maintained by Landlord shall be adjusted by and payable solely to Landlord.

         Notwithstanding anything to the contrary herein, Landlord and Tenant mutually agree that with respect to any loss or damage to the real or personal property of either on the Building Parcel, including the Building itself (whether caused by the negligence of Landlord, Tenant or any other cause), which is covered by insurance then being carried by them respectively, or required to be carried, or as to any coverage which Landlord agrees need not be carried, the party suffering a loss releases the other of and from any and all claim with respect to such loss; and they further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account thereof.

         7.1.8 To pay on demand any increase in premiums that may be charged on insurance carried by Landlord resulting from Tenant's use or occupancy of the Premises.

         7.1.9 Landlord and Landlord's agents and employees shall not be liable for, and Tenant waives all claims for, loss or damage to Tenant's business or damage to person or property sustained by Tenant resulting from any accident or occurrence (unless caused by or resulting from Landlord's breach of its obligations hereunder or the negligence of Landlord, its agents, servants or employees other than accidents or occurrences against which the Tenant is insured or required to be insured) or in or upon the Premises or the Building or the Office Park, including, but not limited to, claims for damage resulting from: (a) any equipment or appurtenances becoming out of repair; (b) injury done or occasioned by wind; (c) any defect in or failure of plumbing, heating or air conditioning or ventilation equipment, electric wiring or installation thereof, gas, water, steam or other pipes, stairs, porches, railings or walks; (d) broken glass; (e) the backing up of any pipe or downspout; (f) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or any other pipe or tank in, upon or about the Building or the Premises; (g) the escape of steam or hot water; (h) water, snow or ice being upon or coming through the roof, skylight, trapdoor, stairs, doorways, show windows, walks or any other place upon or near the Building or the Premises or otherwise; and (i) any act, omission or negligence of other tenants, licensees or of any other persons or occupants of the Building or Office Park.

         7.1.10 To permit Landlord and its agents to have reasonable access in and about the Premises including, without limitation, the right to enter the Premises on twenty-four (24) hours prior notice (except in the case of emergency) to examine the Premises or for the purpose of performing any obligation of Landlord under this Lease or exercising any right or remedy reserved to Landlord in this Lease; to erect, install, use and maintain in concealed locations pipes, ducts and conduits in and through the Premises; to exhibit the Premises to others; to make such repairs, alterations, improvements or additions, or to perform such maintenance, as Landlord may deem necessary or desirable provided that any such access, entry, repairs, alterations, improvements shall not materially interfere with Tenant's business in the Premises Landlord shall have the right, from time to time, to change the name, number or designation by which the Building is commonly known. All parts (except surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises (including exterior Building walls, core corridor walls, doors and entrances) and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, alteration and repair, are hereby reserved to Landlord

         7.1.11 To pay on demand Landlord's expenses, including reasonable attorneys' fees, at trial and on appeal, or in arbitration or mediation, incurred in successfully enforcing any obligation of the Tenant under this Lease or incurred in any action or proceeding arising out of or pursuant to this Lease.

         7.1.12 Forthwith to cause to be discharged of record by payment and to indemnify, defend and hold harmless Landlord from and against all liability and expense arising from any mechanic's lien at any time filed against the Premises or the Building Parcel for any work, labor, services or materials claimed to have been performed at, or furnished to the Premises, for or on behalf of Tenant, or anyone holding the Premises through or under Tenant. Nothing in this Lease contained shall be construed as a consent on the part of Landlord to subject Landlord's estate in the Premises, the Building or Building Parcel to any lien or liability under applicable law.

         7.1.13 Upon the expiration or other termination of the Term, to quit and surrender the Premises to Landlord, broom clean, in good order and condition, ordinary wear and tear and casualty not caused by Tenant, its agents, servants, employees, visitors, or licensees excepted, and at Tenant's expense to remove all property of Tenant and, at Landlord's option, any alteration, addition and improvement made by Tenant and to repair all damages to the

Premises caused by such removal and restore the Premises to the condition in which they were prior to the installation of the articles so removed ordinary wear and tear and casualty excluded. Any improvements or installations which are required to be but are not so removed shall be deemed to have been abandoned by Tenant and may be retained or disposed of by Landlord, as Landlord shall desire, but Tenant shall be responsible for the cost of restoration of the Premises and removal and disposal.

         7.1.14 This Lease is and all of Tenant's rights hereunder are subject and subordinate to any mortgages or deeds of trust that now exist or may hereafter be placed upon the Building, the Building Parcel or any part thereof and to any and all advances to be made thereunder, and to the interest thereon, and to all renewals, replacements, amendments, modifications, consolidations and extensions of any of the foregoing. Tenant agrees to execute such documents with holders of such mortgages or deeds of trust confirming the foregoing subordination as may be requested by Landlord. Any mortgagee or beneficiary under any such mortgage or deed of trust may elect that this Lease shall have priority over its mortgage or deed of trust and upon notification of such election by such mortgagee or beneficiary to Tenant, this Lease shall be deemed to have priority over said mortgage or deed of trust whether this Lease is dated prior to or subsequent to the date of said mortgage or deed of trust. Tenant agrees to execute any subordination or nondisturbance agreement with the holder of any mortgage or deed of trust on the Building Parcel or Building confirming the matters set forth in this section 7.1.14 and such other provisions as are customary in connection with such subordination agreements.

         7.1.15 To conform to all reasonable rules and regulations which Landlord may make for the management and use of the Premises, requiring such conformance by Tenant and Tenant's employees, agents, contractors, visitors, servants, or licensees. Such rules and regulations shall be uniform and shall not discriminate against Tenant.

         7.1.16  In addition to and not in limitation of subsection 7.1.1,
Tenant shall, at its expense, comply with any existing or hereafter-enacted environmental laws, regulations, administrative acts or rulings, including but not limited to any laws governing the use, disposal or release of any Hazardous Substance (as defined in subsection 7.2.5), affecting Tenant's operation at the Premises ("Environmental Laws"). Tenant shall, at its expense, make all submissions to, provide all information to, and comply with all requirements of the appropriate governmental authority (the "Authority") under the Environmental Laws. In addition, should the Authority determine that a cleanup plan be prepared and that a cleanup be undertaken or any other action taken because of any spills or discharges of hazardous substances or wastes at the Premises which occur during the Lease term, Tenant shall at its expense prepare and submit the approved plans. Tenant's obligations under this subsection 7.1.16 shall arise if
                ----------------------------------------------------------------
there is any closing, terminating or transferring of operations of an industrial
- --------------------------------------------------------------------------------
establishment at the Premises pursuant to the cleanup Laws. At no expense to
- ----------------------------------------------------------
Landlord, Tenant shall promptly provide all information requested by Landlord for preparation of affidavits required by Landlord to determine the applicability of the Environmental Laws to the Premises, and shall sign the affidavits promptly when requested to do so by Landlord.

         Tenant shall indemnify, defend, and hold harmless Landlord from all fines, suits, procedures, claims, actions costs or liabilities of any kind arising out of or in any way connected with any spills or discharges of Hazardous Substances or wastes by Tenant at the Premises that occur during the Term, including without limitation, a decrease in the value of the Premises, damages due to loss or restriction of rentable or usable space, or any damages due to adverse impacts or marketing of space, any and all sums paid for settlement of claims, attorneys' fees, consultant and expert fees, or any costs arising out of Tenant's failure to provide all information, make all submissions and take all steps required by the Authority under the Environmental Laws or any other environmental laws or regulations. Tenant's obligations and liabilities under this paragraph shall survive termination or sooner expiration of this Lease. Tenant's failure to abide by the terms of this subsection 7.1.16 shall be restrainable by injunction.

         Section 7.2  Negative Covenants. Tenant covenants at all times during
                      ------------------
the Term and such further time as Tenant occupies the Premises or any part thereof:

         7.2.1 Not to make or perform, or permit the making or performance of, any alterations, subdivisions, installations, decorations, improvements, additions or other physical changes in or about the Premises including those which are necessary to satisfy any Governmental Requirements (referred to collectively as "alterations") without Landlord's prior written consent except Tenant may move its equipment, furnishings and racks without prior consent provided the floor loading limitations in this Lease are not violated. Landlord agrees not unreasonably to withhold its consent to any interior nonstructural alterations which do not adversely affect the Building's utility and mechanical systems proposed to be made by Tenant to adapt the Premises for Tenant's business purposes. Alterations shall be made only by contractors or mechanics approved by Landlord. All business machines and mechanical equipment shall be placed and maintained by Tenant in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance to other tenants or occupants of the Office Park. Tenant shall submit to Landlord detailed plans and specifications for each proposed alteration and shall not commence any such alteration without first obtaining Landlord's approval of such plans and specifications; all reports, and all permits, approvals and certificates required by all Governmental Authorities shall be timely obtained by Tenant and submitted to Landlord; all materials and equipment to be incorporated in the Premises as a result of all alterations shall be new and first quality; no such materials or equipment shall be subject to any lien, encumbrance, chattel mortgage or title retention or security agreement. In the event cost of an alteration exceeds the amount of three monthly installments of Fixed Rent, Landlord shall have the right to require that Tenant obtain performance and payment bonds from such surety companies and in such forms as Landlord shall require in amounts at least equal to the cost of the proposed work.

         7.2.2 Not to assign, sell, mortgage, pledge, or in any manner, voluntarily or involuntarily, transfer or permit the transfer of this Lease or any interest therein, or sublet the Premises or parts thereof without Landlord's prior written consent, which will not unreasonably be withheld. A transfer or change in the owners of Tenant's stock or a change in the composition of any noncorporate Tenant shall, unless such stock is publicly traded, be deemed an assignment. Consent by Landlord to an assignment, subletting, concession or license shall not be construed to relieve Tenant from obtaining the express consent of Landlord to any further assignment, subletting, concession or license, nor shall the collection of Rent by Landlord from any assignee, subtenant or other occupant be deemed a waiver of this covenant or the acceptance of the assignee, subtenant or occupant as Tenant or a release of Tenant from the covenants in this Lease on Tenant's part to be performed. Tenant and any assignee or subtenant shall be jointly and severally liable for the obligations under this Lease.

         After completion of the Tenant Improvements, the payment of any amounts for Tenant Improvements, and the taking of the Premises for occupancy, Tenant may, in writing, request Landlord's consent to an assignment of this Lease or a subletting of all (but not less than all) of the Premises. Such request shall include the name of the proposed assignee or subtenant, a copy of the proposed agreements and instruments relating to the transaction, certified financial statements of the proposed assignee or subtenant and such information as to the financial responsibility, business and standing of the proposed assignee or subtenant as Landlord may reasonably require. If Tenant submits such request and information and Landlord refuses to consent to such assignment or sublease, then, unless Tenant withdraws such request within ten (10) days after Landlord's refusal, Landlord shall have the right, to be exercised in writing within thirty
(30) days after such failure to withdraw such request to cancel and terminate all Tenant's obligations under this Lease as of the date set forth in Landlord's notice of exercise of such option, which effective date of termination in Landlord's notice shall be not less than sixty (60) nor more than one hundred twenty (120) days following the service of such notice.

                (a) In the event Landlord shall exercise such cancellation right, Tenant shall surrender possession of the Premises, on the date set forth in such notice in accordance with the provisions of this Lease relating to surrender of the Premises at the expiration of the Term. In no event shall the Premises be subdivided or partially sublet.

                (b) In the event that Landlord shall not exercise its right to cancel this Lease as above provided, the Landlord's consent to such request shall not be unreasonably withheld provided such consent to sublease or assignment is effected by a legal document in form and substance satisfactory to Landlord and subsection (c) shall apply with respect to a possible adjustment of Rent. In no event shall any assignment or subletting to which Landlord may have consented release or relieve Tenant from its obligations fully to perform all of the terms, covenants and conditions of the Lease on its part to be performed.

                (c) If under the assignment or sublease consented to by Landlord the net effective rent, additional rent, other charges, and/or consideration, money or thing of value payable thereunder or payable in connection with the transaction exceed the Rent provided in this Lease, Tenant or, at Landlord's option, the sublessee or assignee shall pay said excess rent or other consideration to Landlord as Additional Rent hereunder as and when the same becomes due under said assignment or sublease.

                (d) If Tenant is a corporation, Tenant shall have the right, without the consent of Landlord, to assign its interest in this Lease to a parent, subsidiary or affiliate of Tenant or any corporation which is a successor to Tenant either by merger or consolidation, or in connection with the transfer of all of the business and assets of the Tenant or a public offering of Tenant's stock provided that the successor shall have a tangible net worth, determined in accordance with generally accepted accounting principals, at least equal to the tangible net worth of Tenant as of the date of this Lease. However, no such assignment shall be valid unless, within ten (10) days prior to the effective date thereof Tenant shall deliver to Landlord (1) a duplicate original instrument of assignment in form and substance satisfactory to Landlord, duly executed by Tenant, (2) an instrument in form and substance satisfactory to Landlord, duly executed by the assignee, in which such assignee shall assume observance and performance of and to be personally bound by, all terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and (3) evidence of compliance with the conditions of this paragraph.

         7.2.3 NOT TO AFFIX ANY SIGN TO THE PREMISES OR ITS WINDOWS, OR TO ANY PART OF THE COMMON AREA OR THE BUILDING, UNLESS AND UNTIL THE SIGN HAS BEEN APPROVED BY LANDLORD. TENANT'S EXISTING SIGNAGE IS HEREBY APPROVED.

         7.2.4 Not to obstruct or encumber or use the Common Areas for any purpose other than ingress and egress to and from the Premises. Tenant shall not bring or keep or permit to be brought or kept, any inflammable, combustible or explosive fluid, material, chemical or substance in or about the Premises.* Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building or the Office Park. If any of Tenant's machines or equipment should disturb the quiet enjoyment of any other tenant in the Building, then Tenant shall provide adequate insulation, or take such other action as may be necessary to eliminate the disturbance.

         7.2.5 *Tenant shall not cause or permit any Hazardous Substance to be generated, processed, stored, transported, handled or disposed of on, under, in or through the Premises without first obtaining Landlord's written consent which may be withheld in Landlord's absolute discretion. As used herein, the term "Hazardous Substance" means any hazardous, toxic or dangerous substances, waste or material, including any biological waste, which is or becomes regulated under any federal, state or local statute, ordinance, rule, regulation or other law now or hereafter in effect pertaining to environmental protection, contamination or cleanup, including without limitation any substance, waste or material which now or hereafter is designated as a "Hazardous Substance" under the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (s) (s) 9601, et seq.), or under the
                                                        ------
Model Toxics Control Act (Revised Code of Washington (s) (s) 70.105D); without limiting the foregoing, Hazardous Substances shall include, but not be limited to, any substance which after being released into the environment and upon exposure, ingestion, inhalation, or assimilation, either directly from the environment or indirectly by ingestion through food chains, will or may reasonably be anticipated to cause death, disease, behavior abnormalities, cancer and/or genetic abnormalities.

                * See Rider attached.

     8.  DESTRUCTION: CONDEMNATION.
         -------------------------

         Section 8.1  Damage or Destruction.
                      ---------------------

         8.1.1   Damage and Repair. In case of damage to the Premises or the
                 -----------------
Building by fire or other casualty, Tenant shall give immediate notice to Landlord. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed 30% of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, or if insurance proceeds sufficient for restoration are for any reason unavailable, then Landlord may no later than the thirtieth (30th) day following the damage, give Tenant a notice of Landlord's election to terminate this Lease. In the event of such an election, this Lease shall be deemed to terminate effective as of the date of the damage. Tenant shall surrender possession of the Premises within a reasonable time thereafter, and the Rent and Additional Rent shall be apportioned as of the date of said surrender and any Rent paid for any period beyond said date shall be repaid to Tenant. If the cost of restoration as estimated by Landlord shall amount to less than 30% of such replacement value of the Building and insurance proceeds sufficient for restoration are available, or if despite the cost Landlord does not elect to terminate this Lease, Landlord shall restore the Building and the Premises (to the extent of improvements to the Premises originally provided by Landlord hereunder) with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord, and Tenant shall have no right to terminate this Lease except as herein provided. To the extent that the Premises are rendered untenantable, the Rent shall proportionately abate, except in the event such damage resulted from or was contributed to, directly, or indirectly, by the act, fault or neglect of Tenant, Tenant's contractors, agents, employees, invitees or licensees, in which event Rent shall abate only to the extent Landlord receives proceeds from Landlord's rental income insurance policy to compensate Landlord for loss of rent.

         8.1.2  Business Interruption. No damages, compensations or claim shall
                ---------------------
be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building. Landlord shall use reasonable efforts repairs promptly.

         8.1.3  Tenant Improvements. Landlord will not carry insurance of any
                -------------------
kind on any improvements paid for by Tenant or on Tenant's furniture or furnishings or on any fixtures, equipment, personal property, inventory, improvements or appurtenances of Tenant under this Lease and Landlord shall not be obligated to repair any damage thereto or replace the same.

         Section 8.2  Eminent Domain.
                      --------------

         8.2.1   Entire Taking. If all of the Premises or such portions of the
                 -------------
Building as may be required for the reasonable use of the Premises, are taken by eminent domain, this Lease shall automatically terminate as of the date title vests in the condemning authority and all Rents, Additional Rents and other payments shall be paid to that date.

         8.2.2  Constructive Taking of Entire Premises. In the event of a
                --------------------------------------
taking of a material part but less than all of the Building, where Landlord shall reasonably determine that the remaining portions of the Premises cannot be economically and effectively used by it (whether on account of physical, economic, aesthetic or other reasons), Landlord shall forward a written notice to Tenant of such determination not more than sixty (60) days after the date of taking. The term of this Lease shall expire upon such date as Landlord shall specify in such notice but not earlier than sixty (60) days after the date of such notice.

         8.2.3  Partial Taking. In case of taking of a part of the Premises,
                --------------
or a portion of the Building not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such Rent reduction to be effective as of the date title to such portion vests in the condemning authority.

         8.2.4  Termination by Landlord. In the event that title to a part of
                -----------------------
the Building other than the Premises shall be so condemned or taken and if, in the opinion of the Landlord, the Building should be restored in such a way as to alter the Premises materially, the Landlord may terminate this Lease and the term and estate hereby granted by notifying the Tenant of such termination within sixty (60) days following the date of vesting of title, and this Lease and the term and estate hereby granted shall expire on the date specified in the notice of termination, not less than sixty (60) days after the giving of such notice, as fully and completely as if such date were the date herein-before set for the expiration of the term of this Lease, and the Rent hereunder shall be apportioned as of such date.

         8.2.5  Awards and Damages. Landlord reserves all rights to damages
                ------------------
to the Premises for any partial, constructive, or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord or the condemning authority for damages for termination of the leasehold interest or the value of such leasehold interest or interference with Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put for Tenant's moving expenses, business interruption or taking of Tenant's personal property (not including Tenant's leasehold interest) provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not out of or as part of the damages recoverable by Landlord.

         Tenant shall give prompt notice to Landlord in case of fire or other damage to the Premises or the Building.

     9.  DEFAULTS AND REMEDIES.
         ---------------------

         Section 9.1 Tenant Default. Upon the occurrence, at any time prior
                     --------------
to or during the Term, of any one or more of the following events (referred to as "Events of Default"):

         9.1.1 If Tenant shall default in the payment when due of any installment of Fixed Rent or in the payment when due of any Additional Rent, and such default shall continue for a period of ten (10) days; or

         9.1.2 If Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed (other than covenants for the payment of Fixed Rent and Additional
Rent) and Tenant shall fail after written notice by Landlord of such default to remedy such default within thirty (30) days or if said default is not capable of being cured within said thirty (30) day period and Tenant shall not commence the cure within said period or shall not thereafter diligently prosecute to completion all steps necessary to remedy such default;

         Then upon the occurrence, at any time prior to or during the Term, of any one or more such Events of Default, Landlord at any time after the written notice and grace periods described in Subsections (A) and (B) above, at Landlord's option, may give to Tenant a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Term shall come to an end and expire upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the expiration date of the Term, but Tenant shall remain liable for damages as provided herein, or Landlord may relet the Premises without terminating this Lease, or Landlord may exercise any other right or remedy allowed by law or provided herein.

         9.1A   See Rider attached.
         -------------------------
         Section 9.2  Remedies of Landlord.
                      --------------------

         9.2.1  Summary Proceedings. Subject to notice and grace periods
                -------------------
provided in Section 9.1 above an Event of Default has occurred, Landlord may without notice, institute summary proceedings, terminate all services, dispossess Tenant and the legal representative of Tenant or other occupants of the Premises, and remove their effects and hold the Premises as if this Lease had not been made, and Tenant shall remain liable for damages as provided in subsection 9.2.2.

         9.2.2  Landlord's Re-entry. Upon an Event of Default, subject to the
                -------------------
notice and grace periods provided in Section 9.1 Landlord, in addition to any other rights or remedies it may have, at its option, may enter the Premises or any part thereof, either with or without process of law, and expel, remove or put out Tenant or any other persons who may be thereon, together with all personal property found therein; and Landlord may terminate this Lease, or it may from time to time, without terminating this Lease and as agent of Tenant, re-let the Premises or any part thereof for such term or terms (which may be for a term less than or extending beyond the term hereof), and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to repair, renovate, remodel, redecorate, alter and change the Premises, Tenant remaining liable for any deficiency computed as hereinafter set forth. In the case of any default, re-entry and/or dispossession by summary proceedings or otherwise, all Rent and Additional Rent shall become due thereupon and be paid up to the time of such re-entry or dispossession, together with such expenses as Landlord may incur in connection with such default for attorneys fees, advertising expenses, brokerage fees and/or putting the Premises in good order or preparing the same for re-rental.

         9.2.3  Re-letting the Premises. At the option of Landlord: (i) the
                -----------------------
Rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or termination; (ii) Landlord may relet the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the Term, and may grant reasonable concessions of free rent; and (iii) Tenant or the legal representative of Tenant shall also pay Landlord, as damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, for each month of the period which would otherwise have constituted the balance of the Term, any deficiency between (x) the sum of (a) one monthly installment of Fixed Rent, (b) the Tax Rent that would have been payable for the month in question but for such reentry or termination, and (c) the current monthly minimum Common Area Rent, and (y) the net amount, if any, of the rents collected on account of the lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the Term. The reasonable refusal or failure of Landlord to relet the Premises or any part of parts thereof shall not release or affect Tenant's liability for damages provided Landlord shall have made the same effort and on the same terms to relet the Premises as with respect to other vacant space in the Office Park, however, Landlord shall not be required to prefer the reletting of the Premises over any other space in the Office Park. In computing such damages there shall be added to the said deficiency such reasonable expenses as Landlord' may incur in connection with reletting, such as court costs, attorneys fees and disbursements, brokerage and for the expenses of putting and keeping the Premises in good order or for preparing the same for reletting as hereinafter provided. Any such damages shall be paid in monthly installments by Tenant on the rent day specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent or prior month by a similar proceeding. Landlord, at Landlord's option, may make such alterations, repairs, replacements and/or decorations in the Premises as Landlord in Landlord's sole judgment considers advisable and necessary for the purpose of reletting the Premises for the purpose of reletting the Premises to another user of warehouse space; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Except as expressly provided herein, Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises, or in the event that the Premises are relet, for failure to collect the rent thereof under such reletting.

         9.2.4  Appointment of Receiver. If an Event of Default has occurred,
                -----------------------
Landlord shall have the right to have a receiver appointed to collect rent and conduct Tenant's business. Neither the filing of a petition for appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

         9.2.5  Waiver of Redemption Rights. Tenant, for itself, and on behalf
                ---------------------------
of any and all persons claiming through or under it, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the Premises or to have a continuance of this Lease for the term hereof, as it may have been extended, after having been dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

         Section 9.3  Trial by Jury; Counter-Claim. Landlord and Tenant shall
                      ----------------------------
and they hereby do waive trial by jury in any action, proceeding or counter-claim brought by either of the parties hereto against the other on any matters not relating to personal injury or property damage but otherwise arising out of or in anyway connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and any emergency statutory or any other statutory remedy.

         Section 9.4  Holdover by Tenant. In the event Tenant remains in
                      ------------------
possession of any portion of the Premises after the expiration of the Term as to such portion and without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying such portion of the Premises as a tenant from month to month, at a monthly rental equal to the sum of (a) twice the monthly installment of Fixed Rent payable during the last month of the Term,
(b) the monthly installment of Tax Rent payable for the last month of the Term, and (c) the Common Area Rent payable for such month, subject to all the other conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy. Tenant shall not and hereby waives the right to interpose any counterclaim or counterclaims in a summary proceeding or other action by Landlord based on holdover.

         Section 9.5  Landlord's Right to Cure Defaults. Landlord may cure,
                      ---------------------------------
after notice of default is served, any default by Tenant under this Lease, and whenever Landlord so elects, all costs and expenses incurred by Landlord in curing a default, including, without limitation, reasonable attorneys' fees, together with interest on the amount of costs and expenses so incurred at the rate provided in Section 3.10 hereof, shall be paid by Tenant to Landlord on demand, and shall be recoverable as Additional Rent.

         Section 9.6  Waiver of Default. No consent or waiver, express or
                      -----------------
implied, by Landlord or Tenant to or of any breach of any covenant, condition or duty of the other shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty of Landlord or Tenant, unless in writing signed by the party against whom waiver is sought.

     10.  MISCELLANEOUS PROVISIONS.
          ------------------------

          Section 10.1 Notices. Any notice or demand from Landlord to Tenant
                       -------
or from Tenant to Landlord shall be in writing and shall be deemed duly served if mailed by Registered or certified mail, return receipt requested, addressed, if to Tenant, at the Building, or to such other address as Tenant shall have last designated by notice in writing to Landlord, and if to Landlord, at the address of Landlord set forth herein or such other address as Landlord shall have last designated by notice in writing to Tenant, with copy to Managing Agent. Notice shall be deemed served when mailed.

          Section 10.2  Brokerage. Tenant and Landlord warrant that they have
                        ---------
had no dealings with any broker or agent in connection with this Lease other than the Broker, if any, named herein and each covenants to pay, hold harmless and indemnify the other from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any other broker or agent with respect to this Lease or the negotiation thereof with whom they had dealings.

          Section 10.3  Estoppel Certificates. Each of the parties agrees that
                        ---------------------
it will, at any time and from time to time, within 10 business days following written notice by the other party hereto specifying that it is given pursuant to this section, execute, acknowledge and deliver to the party who gave such notice a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Rent and any other payments due hereunder from Tenant have been paid in advance, if any, and stating whether or not to the best of knowledge of the signer of such certificate the other party is in default in performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge.

          Section 10.4  Applicable Law and Construction. The laws of the State
                        -------------------------------
of Washington shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. The submission of this document to Tenant for examination does not constitute an offer to lease, or a reservation of or option to lease, and becomes effective only upon execution and delivery thereof by Landlord and Tenant. All negotiations, considerations, representations and understandings between the parties are incorporated in this Lease. Landlord or Landlord's agents have made no representations or promises with respect to the Building, the Office Park or the Premises, except as herein expressly set forth. The headings of the several articles and sections contained herein are for convenience only and do not define, limit or construe the contents of such articles or sections. Whenever herein the singular number is used, the same shall include the plural, and the neuter gender shall include the masculine and feminine genders.

          Section 10.5  Relationship of the Parties. Nothing contained herein
                        ---------------------------
shall be deemed or construed by the parties hereto, or by any third party, as creating the relationship of principal and agent or partnership or joint venture between the parties hereto, it being understood and agreed that no provisions herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

          Section 10.6  Construction on Adjacent Premises or Buildings. If any
                        ----------------------------------------------
excavation or other building construction shall be about to be made or shall be made on any premises adjoining or above or below the Premises or on any other portion of the Building, Tenant shall permit Landlord or the adjoining owner, and their respective agents, employees, licensees and contractors, to enter the Premises and to shore the foundations and/or walls thereof, and to erect scaffolding and/or protective barricades around and about the Premises (but not so as to preclude entry thereto) and to do any act or thing necessary for the safety or preservation of the Premises. Tenant's obligations under this Lease shall not be affected by any such construction or excavation work, shoring-up, scaffolding or barricading. Landlord shall not be liable in any such case for any inconvenience, disturbance, loss of business or any other annoyance arising from any such construction, excavation, shoring-up, scaffolding or barricades, but Landlord shall use its best efforts so that such work will cause as little inconvenience, annoyance disturbance and cost to Tenant as possible consistent with accepted construction practice in the vicinity and so that such work shall be expeditiously completed.

          Section 10.7  Recording. Tenant agrees not to record this Lease.
                        ---------

          Section 10.8  Binding Effect of Lease. The covenants, agreements
                        -----------------------
and obligations herein contained, except as herein otherwise specifically provided shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns. Each covenant, agreement, obligation or other provision herein contained shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making the same, not dependent on any other provision of this Lease unless otherwise expressly provided.

          Section 10.9  Effect of Unavoidable Delays. The provisions of this
                        ----------------------------
section shall be applicable if there shall occur, during the Term, or prior to the commencement thereof, any (a) strike(s), lockout(s) or labor dispute(s); (b) inability to obtain labor or materials, or reasonable substitutes therefor; or
(c) acts of God, governmental restrictions, regulations or controls, enemy or hostile governmental action, civil commotion, fire or other casualty, or (d) other conditions similar to those enumerated in this item beyond the reasonable control of the party obligated to perform. If Landlord or Tenant shall, as the result of any of the above-described events, fail punctually to perform any obligation on its part to be performed under this Lease, then such failure shall be excused and not be a breach of this Lease by the party in question, but only to the extent occasioned by such event. If any right or option of either party to take any action under or with respect to this Lease is conditioned upon the same being exercised within any prescribed period of time or at or before a named date, then such prescribed period of time and such named date shall be deemed to be extended or delayed, as the case may be, for a period equal to the period of delay occasioned by any above-described event. Notwithstanding anything herein contained however, the provisions of this section shall not be applicable to Tenant's obligations to pay Rent or its obligations to pay any other sums, moneys, costs, charges or expenses required to be paid by Tenant hereunder and time shall be of the essence with respect to timely payment thereof.

          Section 10.10  No Oral Changes. Neither this Lease nor any
                         ---------------
provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

          Section 10.11  Executed Counterparts of Lease. This Lease may be
                         -------------------------------
executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Lease.

          Section 10.12  Invalid Provisions. If any provision of this Lease
                         ------------------
is held unlawful or invalid, then this Lease shall continue in full force and effect but such unlawful or invalid provision shall be deemed omitted. If any portion of Fixed or Additional Rent shall at any time be held to be higher than the amount which the Landlord may lawfully reserve then the amount thereof shall be reduced to the highest lawful amount.

          Section 10.13  Entire Agreement. This Lease is the final and complete
                         ----------------
expression of Landlord and Tenant relating in any manner to the leasing, use and occupancy of the Premises, to Tenant's use of the Building and other matters set forth in this Lease. No prior agreement or understanding pertaining to the same shall be valid or of any force or effect.

          Section 10.14  Managing Agent. Landlord has advised Tenant that
                         --------------
it has appointed Collier's Real Estate Services, Inc. as managing agent of the Building (said managing agent and any successor or substitute managing agent is hereinafter referred to as Managing Agent) and as its agent for service of process in the State of Washington. Tenant shall, until otherwise notified by Landlord, make all payments of Rent to be made pursuant to this Lease to the Managing Agent payable to the Landlord and direct all notices, inquiries or other communications to The Estate of James Campbell, Director, Mainland Operations/West, Suite 1000, 425 California Street, San Francisco, California 94104 with a copy to the Managing Agent at Collier's Real Estate Services, Inc., 800 Fifth Avenue, Suite 3930, Seattle, Washington 98104.

     IN WITNESS WHEREOF, Landlord and Tenant have hereunto executed this Lease as of the day and year first above written.

     LANDLORD:                      THE ESTATE OF JAMES CAMPBELL, DECEASED

      /S/ Douglas C Morris          By [SIGNATURE NOT LEGIBLE]
      --------------------             ----------------------------------------
      DOUGLAS C. MORRIS             Its Roy S. ???
                                        --------------
      Senior ???? Manager               Director Mainland Properties
      TENANT:                       UNITED STATIONERS SUPPLY CO.
                                    -------------------------------------------

                                    By /S/ Otis H. Halleen
                                       ----------------------------------------
                                       Its Vice President
                                           ------------------------------------

                     LANDLORD'S CORPORATE ACKNOWLEDGEMENT


STATE OF CALIFORNIA    }
County of San Francisco}


On this 26th day of August, 1994, before me personally appeared Douglas C. Morris and Roy S. Robins, to me known to be the Senior Asset Manager and Director of Mainland Properties/West, respectively, of the Trustees Under the Will and of The Estate of James Campbell, Deceased; that they executed the foregoing instrument which was signed by them as appearing before me in the capacities above indicated (that is, as employees of The Estate of James Campbell); that they acknowledged the said instrument to have been signed with the authority of and as the free act and deed of the Trustees.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                      /S/ Maija Laine
                                      -------------------------------------
[OFFICIAL SEAL APPEARS HERE]          Maija Laine
                                      Notary Public in and for the State of
                                      California, residing in San Francisco


My commission expires September 6, 1997.

STATE OF ____________________ )
                              ) ss.
COUNTY OF ___________________ )

     I certify that I know or have satisfactory evidence that____________is the person who appeared before me, and said person acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the _________of ______________ a ______________, to be the free and voluntary act of such ______________ for the uses and purpose mention in the instrument.

     Dated this ______day of ___________________, 1993.

                                        ___________________________________
                                                (Signature of Notary)

                                        ___________________________________
                                      (Legibly Print or Stamp Name of Notary)

                                        Notary public in and for the state
                                        of________, residing at ___________

                                        My appointment expires ____________

STATE OF ILLINOIS   )
        ----------
                    )  SS.
COUNTY OF COOK      )
         ---------

     I certify that I know or have satisfactory evidence that _________
OTIS H. HALLEEN is the person who appeared before me, and said person
- ---------------
acknowledged that said person signed this instrument, on oath stated that said person was authorized to execute the instrument and acknowledged it as the VICE-PRESIDENT of UNITED STATIONERS SUPPLY CO and ILLINOIS, CORPORATION,
- --------------    ---------------------------     ---------------------
to be the free and voluntary act of such CORPORATION for the uses and purposes
                                         -----------
mentioned in the instrument.

     Dated this 26th day of MAY, 1994.
                ----

                                              /S/ Joan M. Hefferman
                                      -------------------------------------
                                           [OFFICIAL SEAL APPEARS HERE]
                                      _____________________________________

                                      Notary public in and for the state of
                                      ILLINOIS, residing at COOK COUNTY
                                      --------              -----------
                                      My appointment expires 4-21-97
                                                             -------

                                   EXHIBIT A
                                   ---------
                             TO AGREEMENT OF LEASE

                            Floor Plan of Premises

                                               SOUTHCENTER SOUTH INDUSTRIAL PARK
BUILDING 255                                                 Tukwila, Washington


                           [FLOORPLAN APPEARS HERE]


                                                    The Estate of James Campbell

                                                                          ------
                                 Page A-1 of 1                    INITIAL   at
                                                                          ------

                                   EXHIBIT B
                                   --------
                             TO AGREEMENT OF LEASE

                                Building Parcel



That certain real property situated in the State of Washington, County of King, and more particularly described as follows:

Lot 16 of Short Plat No. MF-78-19-SS according to the Short Plat Survey recorded under King County Recording No. 780721-0798 being a correction of Short Plat Survey recorded under King County Recording No. 780626-0695;

Situate in the City of Tukwila, County of King, State of Washington.

SUBJECT TO any and all easements, restrictions and encumbrances of record.

                                 Page B-1 of 1

                                   EXHIBIT C
                                   ---------
                             TO AGREEMENT OF LEASE

                              Tenant Improvements


Landlord hereby leases to Tenant, and Tenant hereby accepts from Landlord, the

Premises in an "as-is" condition, without additional tenant improvements, except as provided below:


  1. Landlord shall, at Landlord's sole cost and expense, paint the interior office walls a building standard color .

  2. Landlord shall provide minor repair and refurbishment to the lunch room at Landlord's sole cost and expense. The cost of such repair and refurbishment shall not exceed $500.00.

                                 Page C-1 of 1

                                   EXHIBIT D
                                   ---------
                             TO AGREEMENT OF LEASE

                            Right of First Refusal

     Subject to the terms and conditions hereinafter stated, Landlord hereby grants to Tenant a one-time right of first refusal to lease an additional 11,250 square feet adjacent to the Leased Premises as shown on Exhibit A ("Expansion Premises").

     The Expansion Premises are currently available for lease. In the event the Landlord receives a bonafide offer to lease the Expansion Premises during the term of this lease, Landlord agrees to notify Tenant in writing. Landlord's written notification to Tenant of such bonafide offer to lease the Expansion Premises will also include the Fixed Rent and other additional terms required by Landlord to include the Expansion Premises as part of this lease agreement. Tenant shall have three (3) business days to accept the Fixed Rent and other additional terms stipulated in the Landlord's notification and to exercise in writing the Right of First Refusal. If Tenant elects to lease the Expansion Premises within three (3) business days, Landlord will prepare and deliver to Tenant an Amendment to Lease and Tenant shall have ten (10) business days after receipt to deliver to Landlord the Amendment to Lease, executed as required, along with first month's rent. Failure to deliver the executed Amendment to Lease and first month's rent within ten (10) business days of receipt shall terminate the Tenant's rights and options hereunder.

     Tenant's right to lease the Expansion Premises, as provided above, is based upon the following additional terms and conditions:

     (a)  Tenant shall not then be in default under this Lease;

     (b) The provisions of this Lease, except Term, Fixed Rent and Tenant's Pro Rata Share shall apply to the Expansion Premises;

     (c) The Fixed Rent for the Expansion Premises shall be the then current "market rent" as determined by Landlord;

     (d) The Commencement Date on the lease amendment for the Expansion Premises will be upon Landlord's delivery of possession to the Tenant and the Termination Date will coincide with the expiration of the lease term for the Leased Premises;

     (e)  Tenant's Pro Rata Share shall be increased to 82.33%; and

     (f) Tenant will occupy the Expansion Premises in an "as is" condition and without additional Tenant Improvements Allowance or work by Landlord.

                                 Page D-1 of 1

                                RIDER TO LEASE

This Rider is attached to and made part of the Agreement of Lease between THE ESTATE OF JAMES CAMPBELL, DECEASED, as Landlord, and UNITED STATIONERS SUPPLY CO., as Tenant.

I. Notwithstanding anything to the contrary in Section 3.4.1 (a) of the Lease, "Common Area Operating Expenses" shall not include:

     (a) all costs and expenditures for which Landlord is reimbursed, whether by insurance proceeds or otherwise, except through Additional Rent payments by tenants:

     (b) costs for repairs or other work occasioned by fire, windstorm or other casualty for which insurance would at the time of such casualty customarily be carried by a prudent Landlord in the City of Tukwila;

     (c)  costs of improvements to leasable space in the Office Park;

     (d)  costs of relocating any tenant;

     (e) the amortization of capital expenditures (except any capital expenditures made or installed for the purposes of reducing Common Area Operating Expenses - and then only to the greater of (x) the extent of such reductions actually achieved (without regard to the "useful life" of such capital expenditure), or (y) the amortization of capital expenditures in accordance with generally accepted accounting and management practices);

     (f)  depreciation and amortization;

     (g) interest, points and fees, on debt or amortization on or for any mortgages encumbering the property, or any part thereof, and all principal, escrow deposits and other sums paid on or in respect to any indebtedness (whether or not secured by a mortgage lien) and on any equity participations of any lender, lessor or tenant, and all costs incurred in connection with any financing, refinancing or syndication of the Office Park or Building, or any part thereof;

     (h) all costs relating to activities for the solicitation and execution of leases of space in the Property, including but not limited to tenant allowances, space planning fees, legal fees for preparing leases and amendments to leases, rent payable with respect to any leasing office, advertising costs and real estate brokerage and leasing commissions;

     (i) expenses incurred in enforcing obligations of other tenants of the Office Park;

     (j) costs of decorating, redecorating, or special cleaning of tenant spaces not provided on a regular basis to all tenants of the Office Park;

     (k) wages, salaries, fees and fringe benefits paid to executive personnel, officers or partners of Landlord;

     (m) Fines and/or penalties incurred due to noncompliance by Landlord or the Office Park or any other tenant in the Office Park with any law, governmental rule

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     or regulation or directive of any governmental authority;

     (n) The costs and expenses to Landlord in curing its defaults or performing work expressly provided in the Lease to be borne at Landlord's expense;

     (o) the cost and expenses of correcting defects in equipment in, for or of the Building, or in the construction of the Building or defects in any other improvements on the Land (as distinguished from repairs thereof in the ordinary course of business due to normal aging of the equipment, Building or the other improvement);

     (p) the cost of any work or service performed for any facility other than the Office Park and the Office Park systems;

     (q) Any costs included in Common Area Operating Expenses representing an amount paid to a person, firm, corporation or other entity related to Landlord, or Landlord's management company, which is in excess of the amount which would have been paid in the absence of such relationship;

     (r) taxes and assessments attributable to the tenant improvements of tenants other than Tenant or the property of tenants other than Tenant if such taxes or assessments are separately paid or separately billed or if such taxes or assessments relate to, or are attributable to, improvements that are above or over the Building's building standard improvements;

     (s) any and all costs related to Hazardous Materials except to the extent caused by Tenant.

II. Notwithstanding anything to the contrary in Section 7.2.4 and 7.2.5 of the Lease, Tenant shall be permitted to bring upon the premises, and to store and use, such products as may be necessary for Tenant to use to maintain the Premises and to conduct its business, provided Tenant shall at all times comply with all governmental laws regulating notice of and the use and handling of such products.

III. Add as Section 9.1A of the Lease, the following:

     "9.1A. In the event Landlord fails to perform any term or covenant of this Lease on the Landlord's part to be observed or performed, and Landlord shall fail after written notice by Tenant of such default to remedy such default within thirty (30) days or, if such default is not reasonably capable of being cured within said 30-day period and Landlord shall not commence to cure within said period or shall not thereafter diligently prosecute to completion steps necessary to remedy such default ("Event of Default"), then Tenant, subject to the terms of this Lease, may initiate legal proceedings to cause Landlord to perform such term or covenant or to recover damages suffered thereby. In no event shall tenant have any right to offset or deduct any amounts from the Rent or other amounts payable by Tenant hereunder."

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